Exhibit 10.1
SECOND AMENDMENT TO LOAN DOCUMENTS
THIS SECOND AMENDMENT TO LOAN DOCUMENTS (the “Amendment”), is made and entered into as of November 8, 2022 (the “Second Amendment Effective Date”), by and among (1) Benson Hill, Inc., a Delaware corporation (the “Parent”), Benson Hill Holdings, Inc., a Delaware corporation (“BH Holdings”), BHB Holdings, LLC, a North Carolina limited liability company (“BHB Holdings”), DDB Holdings, Inc., a Delaware corporation “DDB Holdings”), Dakota Dry Bean Inc., a North Dakota corporation (“Dakota Dry Bean”), Benson Hill Ingredients, LLC, a Delaware limited liability company “BHI”), Benson Hill Seeds Holding, Inc., a Delaware corporation (“BHS Holding”), Benson Hill Seeds, Inc., a Delaware corporation (“BHS”), Benson Hill Fresh, LLC, a Delaware limited liability company (“BHF”), J&J Produce, Inc., a Florida corporation (“JJP”), J&J Southern Farms, Inc., a Florida corporation (“JSF”), and Trophy Transport, LLC, a Florida limited liability company (“Trophy Transport”) (Parent and each of BH Holdings, BHB Holdings, DDB Holdings, Dakota Dry Bean, BHI, BHS Holding, BHS, BHF, JJP, JSF, and Trophy Transport are each individually referred to as a “Borrower” and all collectively as the “Borrowers”); (2) Avenue Capital Management II, L.P., a Delaware limited partnership, as administrative agent and collateral agent (the “Agent”); and (3) Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership, Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership, Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership, Avenue Global Dislocation Opportunities Fund, L.P., a Delaware limited partnership, and Avenue Global Opportunities Master Fund LP, a Delaware limited partnership (each individually referred to as a “Lender” and all collectively as the “Lenders”);
Recitals:
A.Borrowers (other than BHI), Agent, and Lenders are parties to those certain Loan Documents, dated as of December 29, 2021, including the Loan and Security Agreement, as amended by that certain Joinder and First Amendment to Loan Documents dated June 30, 2022 (as amended from time to time, the “Agreement”) and the Supplement to Loan and Security Agreement (as amended from time to time, the “Supplement”);
B.Benson Hill Fresh Holdings, LLC, a Delaware limited liability company (“BHF Holdings”) was a party to the Loan and Security Agreement, as a “Borrower” therein, but with the consent of Agent was dissolved on March 16, 2022;
C.Pursuant to the Loan and Security Agreement, the Borrowers (other than BHI) and BHF Holdings delivered to the Lenders their Promissory Notes dated December 29, 2021, made payable to the Lenders in the aggregate original principal amount of $80,000,000 (each individually a “Note” and all collectively the “Notes”);
D.Pursuant to the Loan and Security Agreement, the Parent delivered to the Lenders its Stock Purchase Warrants dated December 29, 2021, each exercisable for an aggregate “Applicable Number” (as defined therein) of shares of the Parent’s Common Stock, par value $0.0001 per share (each individually a “Warrant” and all collectively the “Warrant”);
E.Pursuant to a Joinder and First Amendment to Loan Documents made and entered into as of June 30, 2022, among other things, (1) BHI was added and joined as a co-Borrower to the Agreement and other Loan Documents, and (2) the Loan Documents were amended; and
F.The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.
Agreement:
NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Definition of Terms. All capitalized terms contained herein and not otherwise defined shall be defined as provided in the Agreement, as supplemented by the Supplement.
2.Agreement and Supplement Amendments. The Agreement and Supplement hereby are amended, or amended and restated, as follows:
a.Section 5.10 of the Agreement is amended and restated in its entirety to read as follows:
5.10    RML Financial Covenant.
(a) From the Second Amendment Effective Date through March 31, 2023, maintain at all times an RML equal to or greater than four (4) months (the “RML Relief”). From April 1, 2023, through April 30, 2024 (the “RML Relief Election Period”), maintain at all times an RML equal to or greater than (i) four (4) months, or (ii) six (6) months if the RML Relief is terminated in writing by Borrower. Thereafter, Borrower shall maintain at all times an RML equal to or greater than six (6) months.
(b) For each month during the RML Relief Election Period that (i) Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is at least Market Cap Threshold 1, and (ii) Borrower’s unrestricted cash balance is at least One Hundred Million Dollars ($100,000,000) when measured on the last day of the prior month, the Final Payment shall increase by ten basis points (10bps) if Borrower has not yet terminated the RML Relief.
As an example, if Borrower elects to terminate the RML Relief such that the RML Relief terminates on May 31, 2023, the Final Payment would increase by twenty basis points (20bps) from ten and 70/100 percent (10.70%) to ten and 90/100 percent (10.90%) (or from fourteen and 20/100 percent (14.20%) to fourteen and 40/100 percent (14.40%) if all or any part of any Loan is outstanding when a Change of Control occurs).
(c) For each month during the RML Relief Election Period that either (i) Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is less than Market Cap Threshold 1, or (ii) Borrower’s unrestricted cash balance is less than One Hundred Million Dollars ($100,000,000) when measured on the last day of the prior month, the Final Payment shall increase by twenty-five basis points (25bps) if Borrower has not yet terminated the RML Relief.
As an example, if Borrower elects to terminate the RML Relief such that the RML Relief terminates on May 31, 2023, the Final Payment would increase by fifty basis points (50bps) from ten and 70/100 percent (10.70%) to eleven and 20/100 percent (11.20%) (or from fourteen and 20/100 percent (14.20%) to fourteen and 70/100 percent (14.70%) if all or any part of any Loan is outstanding when a Change of Control occurs).
b.Article 11 of the Agreement is amended to add the following definitions:
“RML Relief” shall have the meaning set forth in Section 5.10(a).
“RML Relief Election Period” shall have the meaning set forth in Section 5.10(a).
“Second Amendment Effective Date” means November 8, 2022.
c.“Revolving Indebtedness” as defined in Article 11 of the Agreement is amended and restated in its entirety to read as follows:
“Revolving Indebtedness” means Indebtedness in favor of other Lenders, subject to a formula-based, borrowing base calculation comprised of cash, accounts receivable and Inventory, not including the BHO Indebtedness, not to exceed the aggregate principal amount of (i) Twenty Million Dollars ($20,000,000) up to and including June 30, 2023, if (x) approved by Agent, (y) Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is at least Market Cap Threshold 1 when measured by the date of Borrower’s entry into the Revolving Indebtedness, and (z) Borrower has elected to terminate the RML Relief; and (ii) Forty Million Dollars ($40,000,000) on or after July 1, 2023, if (x) approved by Agent, (y) Parent’s Average Public Market Capitalization over the thirty (30) preceding Trading Days is at least Six Hundred Million Dollars ($600,000,000) when measured by the date of Borrower’s entry into the added Revolving Indebtedness, and (z) Borrower has elected to terminate the RML Relief. For clarity, Borrower is deemed to have entered into Revolving Indebtedness (or added Revolving Indebtedness) at the time Borrower enters into a credit facility agreement or similar agreement with one or more lenders providing for Revolving Indebtedness (or added Revolving Indebtedness) as described above, and not each time Borrower draws upon the credit facility provided pursuant to such credit facility agreement or similar agreement.
d.Part I of the Supplement is amended to add the following additional definition:
“SEC” means the United States Securities and Exchange Commission.
e.The definition of “Average Public Market Capitalization” as contained in Part 1 of the Supplement is amended is amended to add the following at the conclusion thereof:
As an example, assuming that Parent had 205,659,767 Outstanding Shares as of August 8, 2022 (as noted on the cover of Parent’s most recent SEC 10-Q filing dated June 30, 2022), that no shares have been cancelled or issued since August 8, 2022, and that on the September 22, 2022 Trading Day the NYSE closing price of the Common Stock was $2.61, then Parent’s Public Market Capitalization as of September 22, 2022 would be $2.61 x 205,659,767 shares = $536,771,992, and Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days ending on September 22, 2022 would be determined by the average over such period.

f. “Designated Rate” as defined in Part 1 of the Supplement is amended and restated in its entirety to read as follows:
“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) six percent (6.00%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.
g.“Final Payment” as defined in Part 1 of the Supplement is amended and restated in its entirety to read as follows:
“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to ten and seventy one hundredth (10.70%) of the original Commitment amount of One Hundred Dollars ($100,000,000); provided that, in the event all of any of part of any Loan is outstanding when a Change of Control occurs, “Final Payment” shall mean a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to fourteen and twenty one hundredths percent (14.20%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000); provided further that, the Final Payment shall be increased pursuant to Section 5.10(b) and (c) of the Agreement.
h.“Market Cap Threshold 1” as defined in Part 1 of the Supplement is amended and restated in its entirety to read as follows:
“Market Cap Threshold 1” means Parent has maintained an Average Public Market Capitalization of at least Five Hundred Fifty Million and 00/100 Dollars ($550,000,000).
i.“Outstanding Shares” as defined in Part 1 of the Supplement is amended restated in its entirety to read as follows:
“Outstanding Shares” means the shares of capital stock which have been issued and are outstanding within the meaning of the Delaware General Corporation Law, as reflected on the cover of the Company’s most recent SEC 10-K filing or SEC 10-Q filing, which is then adjusted if any shares have since been cancelled or issued.
3.Milestone 2. Parent hereby represents to Lender that Parent has achieved (i) at least eighty-five percent (85%) of T9M Revenue for the nine (9) months ending September 30, 2022; and (ii) Gross Margin for the nine (9) months ending September 30, 2022, greater than negative one and one-half percent (-1.50%). Based upon the foregoing representation, Agent hereby confirms that condition (iii) of Milestone 2 has been satisfied, and that Milestone 2 is deemed to have been achieved.
4.Benson Hill Fresh Sale.
a.If Borrower decides to consummate a sale of its Benson Hill Fresh business (the “Benson Hill Fresh Sale”), subject to Agent’s satisfactory review of final documentation of such a sale, Agent agrees to consent to and approve Borrower’s disposition of its Benson Hill Fresh business, so long as (i) a binding purchase agreement is executed on or before February 14, 2023, and closes no later than July 31, 2023, and (ii) the sale generates non-escrowed cash closing proceeds, that are not otherwise subject to any contingencies, of at least the amount set forth on Annex I hereto as the “Minimum

Sale Proceeds” (the “Minimum Sale Proceeds”) that are received on or before July 31, 2023.
b.The cash closing proceeds from the Benson Hill Fresh Sale shall be held by Borrower in a restricted, blocked account in favor of Agent (the “Blocked Account”) until a date that is at least sixty (60) days following the date of the closing of the Benson Hill Fresh Sale, and at which time the cash closing proceeds shall be released to Borrower so long as:
i.The RML Relief terminates or expires; and
ii.Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is at least Market Cap Threshold 1 when measured on the date of the release of the Blocked Account.
If the conditions set forth in Section 4.b.i. and ii. above have not been satisfied by April 30, 2024, then Agent shall apply the cash closing proceeds held in the Blocked Account toward the prepayment of outstanding principal and any associated prepayment fees due under the Loan. For the avoidance of doubt, in the event the Benson Hill Fresh Sale is consummated in a series of closings, the foregoing cash closing proceeds mechanics shall be applied at each relevant closing, provided that no cash closing proceeds shall be released pursuant to this Section 4(b) unless and until the Minimum Sale Proceeds are received.
c.All cash closing proceeds held in the Blocked Account shall not be counted towards satisfaction of the RML financial covenant set forth in Section 5.10 of the Agreement unless and until such cash closing proceeds are released to Borrower pursuant to this Section 4.
d.If Borrower consummates the Benson Hill Fresh Sale on or before April 30, 2023, for an amount less than the Minimum Sale Proceeds, then the Minimum Sale Proceeds requirement shall be waived by Agent if Borrower has raised additional capital in an amount no less than the difference between the Minimum Sale Proceeds and the cash closing proceeds actually received from the Benson Hill Fresh Sale by April 30, 2023. Such additional capital and cash closing proceeds shall be kept in the Blocked Account in an amount not less than the Minimum Sale Proceeds and shall be released not less than sixty (60) days after the closing of the Benson Hill Fresh Sale so long as the conditions set forth in Section 4.b. are satisfied.
5.Consents. Subject to the conditions set forth on Annex II hereto or in Section 10, Agent (for itself and where applicable for Lenders) hereby consents to and approves the matters described on Annex II hereto.
6.Amendment Fees.
a.As partial consideration for this Amendment, Borrower shall pay to Lenders an amendment fee equal to One Million Five Hundred Thousand Dollars ($1,500,000), which has been fully earned and shall be non-refundable, the receipt of Five Hundred Thousand Dollars ($500,000) towards which Agent hereby confirms, and the One Million Dollar ($1,000,000) balance of which shall be payable to Agent by Borrower on or before December 15, 2022. Failure to deliver the balance of the amendment fee by December 15, 2022, shall constitute an Event of Default under the Agreement.

b.Lenders shall not charge an “Amendment Fee” to provide any additional debt to Borrower; provided that the foregoing shall not be construed as a covenant on the part of Lenders to provide any additional debt to Borrower.
7.No Waiver. No course of dealing on the part of any Lender, nor any failure or delay in the exercise of any right by any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. A Lender’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not affect any right of any Lender thereafter to demand strict compliance and performance of the Loan Documents. Any suspension or waiver of a right under the Loan Documents must be in writing signed on behalf of each Lender by an authorized person thereof.
8.Full Force and Effect. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any Lender under the Loan Documents, as in effect prior to the date hereof.
9.Due Power and Authority. Each Borrower hereby represents that (a) such Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment; and (b) the organizational documents of such Borrower delivered to Agent on the Closing Date, and updated pursuant to subsequent deliveries by such Borrower to Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.
10.Conditions Precedent. As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance reasonably satisfactory to Lenders, the following:
a.this Amendment, duly executed by Borrower;
b.all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex III hereto; and
c.such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate (and Lender’s execution and delivery to Borrower of this Amendment shall constitute confirmation that this condition has been satisfied).
11.Entire Agreement. The Loan Documents, as amended by this Amendment, (a) represent the entire agreement among the parties with respect to the subject matter hereof, and are intended to be an integration of, and (b) supersede all prior or contemporaneous agreements, conditions, or undertakings between the parties hereto with respect to the subject matter hereof, including without limitation that certain Proposal between the parties dated October 17, 2022.
12.Electronic Signatures and Delivery. Delivery of an executed counterpart of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of an original, and execution by use of an electronic signature or digital signature shall be valid for all purposes, but all of which together shall constitute one instrument.

13.Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective legal representatives, successors and permitted assigns, except as otherwise provided herein.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto, in duplicate originals, as of the Second Amendment Effective Date.
BORROWERS:

BENSON HILL, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL HOLDINGS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BHB HOLDINGS, LLC

By:    Benson Hill, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

DDB HOLDINGS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

DAKOTA DRY BEAN INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

Signature Page
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Second Amendment to Loan Documents

BENSON HILL INGREDIENTS LLC

By:    DDB Holdings, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL SEEDS HOLDING, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL SEEDS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL FRESH, LLC

By:    Benson Hill Holdings, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

J&J PRODUCE, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

J&J SOUTHERN FARMS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

Signature Page
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Second Amendment to Loan Documents

TROPHY TRANSPORT, LLC

By:    J&J Produce, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory
Signature Page
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Second Amendment to Loan Documents

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By:    Avenue Capital Management II GenPar, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:    Avenue Venture Opportunities Partners, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:    Avenue Venture Opportunities Partners II, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.

By:    Avenue Sustainable Solutions Partners, LLC
Its:    General Partner

By:    GL Sustainable Solutions Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

Signature Page
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Second Amendment to Loan Documents

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By:    Avenue Global Dislocation Opportunities GenPar, LLC
Its:    General Partner

By:    GL Global Dislocation Opportunities Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By:    Avenue Global Opportunities GenPar Holdings Ltd
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Director
Signature Page
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Second Amendment to Loan Documents

Annex I
Minimum Sale Proceeds
[Annex I to Second Amendment to Loan Documents]

Annex II
Consents
[Annex II to Second Amendment to Loan Documents]

Annex III
Barnes & Thornburg Wire Instructions
[Annex III to Second Amendment to Loan Documents]